EXHIBIT 21.1
SUBSIDIARIES OF NRG YIELD, INC.

Entity Name	Jurisdiction
Adams Community Solar Garden I LLC	Colorado
Adams Community Solar Garden II LLC	Colorado
Adams Community Solar Garden III LLC	Colorado
Adams Community Solar Gardens LLC	Colorado
Alta Interconnection Management II, LLC	Delaware
Alta Interconnection Management III, LLC	Delaware
Alta Interconnection Management, LLC	Delaware
Alta Realty Holdings, LLC	Delaware
Alta Realty Investments, LLC	Delaware
Alta Wind 1-5 Holding Company, LLC	Delaware
Alta Wind Asset Management Holdings, LLC	Delaware
Alta Wind Asset Management, LLC	Delaware
Alta Wind Company, LLC	Delaware
Alta Wind Holdings, LLC	Delaware
Alta Wind I Holding Company, LLC	Delaware
Alta Wind I, LLC	Delaware
Alta Wind II Holding Company, LLC	Delaware
Alta Wind II, LLC	Delaware
Alta Wind III Holding Company, LLC	Delaware
Alta Wind III, LLC	Delaware
Alta Wind IV Holding Company, LLC	Delaware
Alta Wind IV, LLC	Delaware
Alta Wind V Holding Company, LLC	Delaware
Alta Wind V, LLC	Delaware
Alta Wind X Holding Company, LLC	Delaware
Alta Wind X, LLC	Delaware
Alta Wind X-XI TE Holdco LLC	Delaware
Alta Wind XI Holding Company, LLC	Delaware
Alta Wind XI, LLC	Delaware
Apple I REC Holdco 2011 LLC	Delaware
Arapahoe Community Solar Garden I LLC	Colorado
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Buffalo Bear, LLC	Oklahoma
BWC Swan Pond River, LLC	Delaware
Clear View Acres Wind Farm, LLC	Iowa
Colorado Shared Solar I LLC	Colorado
Colorado Springs Solar Garden LLC	Colorado
Continental Energy, LLC	Arizona
CVSR Holdco LLC	Delaware
Cy-Hawk Wind Energy, LLC	Iowa
Denver Community Solar Garden I LLC	Colorado
Denver Community Solar Garden II LLC	Colorado

Desert Sunlight Investment Holdings, LLC	Delaware
Eagle View Acres Wind Farm, LLC	Iowa
Elbow Creek Wind Project LLC	Texas
Elkhorn Ridge Wind, LLC	Delaware
Elk Lake Wind Farm, LLC	Iowa
El Mirage Energy, LLC	Arizona
El Segundo Energy Center LLC	Delaware
Federal Road Solar 1, LLC	Delaware
Forward Wind Power LLC	Delaware
FUSD Energy, LLC	Arizona
GCE Holding LLC	Connecticut
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
Goat Wind, LP	Texas
Green Prairie Energy, LLC	Iowa
Greene Wind Energy, LLC	Iowa
Hardin Hilltop Wind, LLC	Iowa
Hardin Wind Energy, LLC	Iowa
Highland Township Wind Farm, LLC	Iowa
High Plains Ranch II, LLC	Delaware
HLE Solar Holdings LLC	Delaware
HSD Solar Holdings LLC	California
Laredo Ridge Wind, LLC	Delaware
Lenape II Solar LLC	Delaware
Lindberg Field Solar 1, LLC	Delaware
Longhorn Energy, LLC	Arizona
Lookout Wind Power LLC	Delaware
Mission Iowa Wind, LLC	California
Mission Minnesota Wind II, LLC	Delaware
Mission Wind Goat Mountain, LLC	Delaware
Mission Wind Laredo, LLC	Delaware
Mission Wind New Mexico, LLC	Delaware
Mission Wind Oklahoma, LLC	Delaware
Mission Wind PA One, LLC	Delaware
Mission Wind PA Three, LLC	Delaware
Mission Wind PA Two, LLC	Delaware
Mission Wind Pennsylvania, LLC	Delaware
Mission Wind Texas II, LLC	Delaware
Mission Wind Texas, LLC	Delaware
Mission Wind Utah, LLC	Delaware
Mission Wind Wildorado, LLC	Delaware
Monster Energy, LLC	Arizona
Natural Gas Repowering LLC	Delaware
NRG 2011 Finance Holdco, LLC	Delaware
NRG Alta Vista LLC	Delaware

NRG Apple I LLC	Delaware
NRG CA Fund LLC	Delaware
NRG DGPV 1 LLC	Delaware
NRG DGPV 2 LLC	Delaware
NRG DGPV 3 LLC	Delaware
NRG DGPV Fund 1 LLC	Delaware
NRG DGPV Fund 2 HoldCo A LLC	Delaware
NRG DGPV Fund 2 HoldCo B LLC	Delaware
NRG DGPV Fund 2 LLC	Delaware
NRG DGPV Holdco 1 LLC	Delaware
NRG DGPV Holdco 2 LLC	Delaware
NRG Electricity Sales Princeton LLC	Delaware
NRG Elkhorn Holdings LLC	Delaware
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center HCEC LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Omaha Holdings LLC	Delaware
NRG Energy Center Omaha LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Phoenix LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Princeton LLC	Delaware
NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Tucson LLC	Arizona
NRG Harrisburg Cooling LLC	Delaware
NRG Huntington Beach LLC	Delaware
NRG Marsh Landing Holdings LLC	Delaware
NRG Marsh Landing LLC	Delaware
NRG Renew Spark 2 LLC	Delaware
NRG RPV 1 LLC	Delaware
NRG RPV 2 LLC	Delaware
NRG RPV Fund 12 LLC	Delaware
NRG RPV HoldCo 1 LLC	Delaware
NRG Solar Alpine LLC	Delaware
NRG Solar Apple LLC	Delaware
NRG Solar AV Holdco LLC	Delaware
NRG Solar Avra Valley LLC	Delaware
NRG Solar Blythe LLC	Delaware
NRG Solar Borrego Holdco LLC	Delaware
NRG Solar Borrego I LLC	Delaware
NRG Solar CVSR Holdings LLC	Delaware
NRG Solar Kansas South Holdings LLC	Delaware
NRG Solar Kansas South LLC	Delaware

NRG Solar Mayfair LLC	Delaware
NRG Solar Oasis LLC	Delaware
NRG Solar Roadrunner Holdings LLC	Delaware
NRG Solar Roadrunner LLC	Delaware
NRG South Trent Holdings LLC	Delaware
NRG Thermal LLC	Delaware
NRG Walnut Creek II, LLC	Delaware
NRG Walnut Creek, LLC	Delaware
NRG West Holdings LLC	Delaware
NRG Wind TE Holdco LLC	Delaware
NRG Yield DGPV Holding LLC	Delaware
NRG Yield LLC	Delaware
NRG Yield Operating LLC	Delaware
NRG Yield RPV Holding LLC	Delaware
NS Smith, LLC	Delaware
NYLD Fuel Cell Holdings LLC	Delaware
OC Solar 2010, LLC	California
Odin Wind Farm LLC	Minnesota
OWF Eight, LLC	Minnesota
OWF Five, LLC	Minnesota
OWF Four, LLC	Minnesota
OWF One, LLC	Minnesota
OWF Seven, LLC	Minnesota
OWF Six, LLC	Minnesota
OWF Three, LLC	Minnesota
OWF Two, LLC	Minnesota
Palo Alto County Wind Farm, LLC	Iowa
PESD Energy, LLC	Arizona
PFMG 2011 Finance Holdco, LLC	Delaware
PFMG Apple I LLC	Delaware
Pikes Peak Solar Garden I LLC	Colorado
Pinnacle Wind, LLC	Delaware
PM Solar Holdings, LLC	California
Pond Road Solar, LLC	Delaware
Poverty Ridge Wind, LLC	Iowa
Sand Drag LLC	Delaware
San Juan Mesa Investments, LLC	Delaware
San Juan Mesa Wind Project, LLC	Delaware
SCWFD Energy, LLC	Arizona
Silver Lake Acres Wind Farm, LLC	Iowa
Sleeping Bear, LLC	Delaware
South Trent Wind LLC	Delaware
Spanish Fork Wind Park 2, LLC	Utah
Spring Canyon Energy II LLC	Delaware
Spring Canyon Energy III LLC	Delaware
Spring Canyon Expansion Class B Holdings LLC	Delaware

Spring Canyon Expansion Holdings LLC	Delaware
Spring Canyon Expansion LLC	Delaware
Spring Canyon Interconnection LLC	Delaware
Statoil Energy Power/Pennsylvania Inc.	Pennsylvania
Steel Bridge Solar, LLC	Delaware
Sun City Project LLC	Delaware
Sunrise View Wind Farm, LLC	Iowa
Sunset View Wind Farm, LLC	Iowa
Sutton Wind Energy, LLC	Iowa
TA- High Desert, LLC	California
Taloga Wind LLC	Oklahoma
Tapestry Wind, LLC	Delaware
Topeka Solar 1, LLC	Delaware
UB Fuel Cell, LLC	Connecticut
Vail Energy, LLC	Arizona
Viento Funding II, LLC	Delaware
Viento Funding, LLC	Delaware
Virgin Lake Wind Farm, LLC	Iowa
Walnut Creek Energy, LLC	Delaware
WCEP Holdings, LLC	Delaware
Wildcat Energy, LLC	Arizona
Wildorado Interconnect, LLC	Texas
Wildorado Wind, LLC	Texas
Wind Family Turbine, LLC	Iowa
WSD Solar Holdings, LLC	Delaware
Zontos Wind, LLC	Iowa